Investor Presentation January 2019

Disclaimer (Cont.)

Material assumptions also include a consistent and stable regulatory environment; timely and available drilling and completion equipment and crew availability and access to necessary resources for drilling, completing and operating wells; availability of capital; and accessibility to transport and sell oil and natural gas product to available markets. These projections reflect the consistent application of Berry's accounting policies. While Berry believes that these assumptions are reasonable in light of management's current expectations concerning future events, the estimates underlying these assumptions are inherently uncertain and speculative and are subject to significant business, economic, regulatory, environmental and competitive risks and uncertainties that could cause actual results to differ materially from those Berry anticipates and many of which are beyond Berry's control. Any of the risks discussed in the prospectus would cause Berry's actual operating and financial results to vary significantly from the estimates provided herein.

While Berry currently expects that its actual results will be within the ranges described herein, there will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in these projections. Inclusion of these projections in this presentation should not be regarded as a representation by any person that the projected operating and financial results will be achieved. In addition, the projected results set forth below are not necessarily indicative of results Berry may achieve in any other period.

This presentation has been prepared by Berry and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on Berry's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although Berry believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Proved reserve data included in this presentation is based on a proved reserve report prepared by DeGoyler and MacNaughton ("D&M") as of December 31, 2017 and addendum prepared as of June 28, 2018 (the "D&M Report"). Unless otherwise noted or suggested by context, reserve estimates were prepared in accordance with current SEC rules and regulations regarding oil, natural gas and NGL reserve reporting.

Berry uses PV-10, a supplemental financial measure that is not presented in accordance with U.S. generally accepted accounting principles ("GAAP"), in this presentation, which reflects the present value of its estimated future net revenues to be generated from the production of proved reserves, determined in accordance with the rules and regulations of the SEC, without giving effect to non-property related expenses such as general and administrative expenses, debt service and depreciation, depletion and amortization expense, exploration expenses and hedging activities, discounted at 10% per year before income taxes. Please see slide 27 for a reconciliation to the standardized measure of discounted future net cash flows.

Berry uses Adjusted EBITDA and Levered Free Cash Flow, financial measures that are not presented in accordance with GAAP, in this presentation. Adjusted EBITDA and Levered Free Cash Flow are used as supplemental non-GAAP financial measures by Berry's management and by external users of Berry's financial statements, such as industry analysts, investors, lenders and rating agencies. Berry believes Adjusted EBITDA is useful because it allows management to more effectively evaluate Berry's operating performance and compare the results of its operations period to period without regard to Berry's financing methods or capital structure. Levered Free Cash Flow is used by management as a primary metric to plan capital allocation for maintenance and internal growth opportunities, as well as hedging needs. It also serves as a measure for assessing our financial performance and our ability to generate excess cash from operations to service debt and pay dividends.

Berry defines Adjusted EBITDA as earnings before interest expense; income taxes; depreciation, depletion, amortization and accretion; exploration expense; derivative gains or losses, net of cash received or paid for scheduled derivative settlements; impairments; stock compensation expense and other unusual out-of-period and infrequent items, including restructuring and reorganization costs. Berry defines Levered Free Cash Flow as Adjusted EBITDA less capital expenditures, interest expense, and dividends. While Adjusted EBITDA and Levered Free Cash Flow are non-GAAP measures, the amounts included in these calculations were computed in accordance with GAAP. These measures are provided in addition to, and not as an alternative for, income and liquidity measures calculated in accordance with GAAP. Our computations of Adjusted EBITDA and Levered Free Cash Flow may not be comparable to other similarly titled measures used by other companies. Adjusted EBITDA and Levered Free Cash Flow should be read in conjunction with the information contained in our financial statements prepared in accordance with GAAP. Please see slide 24 and 25 for a reconciliations of Adjusted EBITDA and Levered Free Cash Flow to GAAP amounts.

Berry uses Adjusted General and Administrative Expenses ("Adjusted G&A"), a supplemental financial measure that is not presented in accordance with GAAP, in this presentation. We define Adjusted G&A as general and administrative expenses adjusted for non-recurring restructuring and other costs and non-cash stock compensation expense. Management believes Adjusted G&A is a useful measure because it allows management to more effectively compare our performance from period to period. We exclude the items listed because these amounts can vary widely and unpredictably in nature, timing, amount and frequency and stock compensation expense is non-cash in nature. Adjusted G&A should not be considered as an alternative to, or more meaningful than, general and administrative expenses as determined in accordance with GAAP. Adjusted G&A may not be comparable to other similarly titled measures for other companies. Please see slide 26 for a reconciliation of Adjusted G&A to general and administrative expenses.

The type curves provided in this presentation are prepared by Berry's internal reserves engineers by conducting a decline curve analysis of production results from Berry's wells to generate an arithmetic mean of historical production for each project. Berry relied on the production results through February 1, 2018 for its own wells that it submitted to the Division of Oil, Gas and Geothermal Resources of the California Department of Conservation ("DOGGR"), which results are publicly available at maps.conservation.ca.gov/doggr/wellfinder/#openModal, to generate the type curves, and these wells are listed on slides 42-44 of Berry's July 2018 Investor presentation (available at berrypetroleum.com/Investors). These type curves were not relied upon by D&M in preparing the D&M Report, and D&M has not reviewed the type curves included in this presentation. Investors are cautioned not to place undue reliance on Berry's type curves and Berry's actual production and ultimate recoveries may differ substantially.

Berry Petroleum Corporation

January 2019

2

The Berry Advantage

Our Key Asset, Operational and Financial Advantages…

- Oil dominated, low-risk conventional asset base
- Focused on San Joaquin Basin assets on west side
- Long-lived reserves with low and predictable production decline rates
- Stable development and production cost structures
- 18+ years[1] of identified high return oil drilling locations
- Abundant potential strategic opportunities in-basin
- Brent-influenced crude oil pricing dynamics
- Strong balance sheet and liquidity

Berry Petroleum Corporation

…Result in…

…A Differentiated Opportunity in E&P

- Top-tier corporate level returns
- Long-term capital efficient growth
- High degree of capital flexibility with low breakeven oil prices
- Positive levered free cash flow through commodity price cycles
- Ability and intention to return capital to shareholders

[1] Based on 2018 development pace

Berry Petroleum Corporation
January 2019
4

Our Low Declining Wells and Production Base Mitigate "Treadmill" Conundrum Experienced in Unconventional Shale Plays ■ The decline rates from our new conventional oil wells in % of Initial Rate From Peak Production (New Wells) California are materially lower than those experienced in the top-tier U.S. oily shale plays 100% -Berry Hill Diatomite -Berry Sandstone Steam Flood I Midland ■ The extensive history of development and production in 80% · Eagle Ford our California fields provides a high degree of -STACK ._______ Bakken __, confidence and predictability I 60% ■ Our California wells produce little to no gas 40% ■ With shale well, there is limited visibility around long term production profiles, including EURs and GORs 20% r-------------------- --------- 1 ■ The low declining nature of our development wells and 1 : PDPs result in a high degree of capital flexibility 1 0% ...L..------------------------ 0 12 24 36 48 60 Source: Berry internal database, Third-party Company Presentations Month Note: Berry Sandstone Steam Flood reaches peak production after appro)(imately 12 months Time period shown for Sandstone is shown from peak production and onward. The initial rate of production frompeak production is determined using Berry's type curves, Please see slide 2 for a note regarding Berry's typecurves and slides 37-38 of Berry's July 2018 Investor Presentation (available at berrypetroleum.comllnvestors) for more detailed information... related to those curves Berry : _ = Petrole_um CotfP Q.���Jon JanuaryW19 ·:_ ---•J:...

Focused on Our California San Joaquin Basin Assets


South Belridge
Poso Creek
McKittrick
SAN LUIS OBISPO COUNTY
KERN COUNTY
North Midway-Sunset
South Midway-Sunset
Map of Operations
SANTA BARBARA COUNTY
VENTURA COUNTY
Placerita
LOS ANGELES COUNTY
ORANGE COUNTY
California Asset Locator
NW SJB Berry Operated Oil Field Boundary
SE SJB Berry Operated Oil Field Boundary
Oil Field Boundary
0 10 20 Miles
N
W
E
S

Berry Petroleum Corporation
January 2019
8

California's Oil Market is Isolated From Rest of Lower 48

- There are no major crude oil pipelines connecting California to the rest of the US.
- California refiners import ~67% of supplies from waterborne sources, including >50% from non-US sources driving prices to track closely to Brent (ICE)
- In 2017, ~46% of supply came from the Middle East[1] and South America[2]

2017 Sources of Feedstock for California



Africa 1%
Other 4%
California 32%
Alaska 13%
Middle East[1] 24%
South America[2] 22%
Canada 2%
Mexico 2%
California + Alaska (Domestic) = ~45 % Supply



No Pipelines To California Market
Waterborne Crude Imports
Refinery
Petroleum Port
UNITED STATES

Refineries - Bay Area

Refinery Name	Crude Capacity (MBbl/d)
Chevron Richmond	245
Andeavor Golden Eagle	166
Shell Martinez	156
Valero Benicia	145
P66 Rodeo	78

Refineries - San Joaquin / Bakersfield

Refinery Name	Crude Capacity (MBbl/d)
P66 Santa Maria	42
Kern Oil Bakersfield	26
SJR Bakersfield	15

Refineries - LA Area

Refinery Name	Crude Capacity (MBbl/d)
Chevron El Segundo	269
Andeavor Carson	257
PBF Torrance	150
P66 Wilmington	139
Andeavor Wilmington	85
Valero Wilmington	85

Source: California Almanac
[1] Largest Middle Eastern importers are Saudi Arabia, Iraq and Kuwait. | [2] Largest South American importers are Ecuador, Colombia and Brazil.

Berry Petroleum Corporation
January 2019
10

Strong Oil-Driven Cash Margins are Backed by a Stable Cost Structure Total Company Margin All-in Unhedged � Realized Price ($/Boe): � ... $10/Boe to replace and l maintain production Ql 2018 Q2 2018 Q3 2018 1 2 ■OpEx ■ Taxes, other than Income ■ Adjusted G&A ■ Interest ■ Dividends ■ Excess Cash Margin ' We define Operating Expenses as LOE, electricity expense, transportation expense, and marketing expense, net of electridty, transportation and marketing sales. 2 See slide 2 for a note regarding the Non-GAAP financial measure Adjusted G&A. �12 January2019

Prudent & Proactive Commodity Price Risk Management High degree of margin visibility via proactive hedging program and cost stability Hedge Volumes in MMBbls (MBbl/d) as of 09/30/2018 6.0 (16.9) 3.4 1.2 (12.9) 2.6 0:1 0.5 (1.3) 1.1 0.5 2018 2019 2020 Brent Swap Brent Call ■ Brent Purchased Puts 2018 2019 2020 Brent Swap $74.82 $75.40 Brent Purchased Put $65.00 $65.00 Brent Call $80.00 Weighted Average $75.36 $69.56 $65.0 \-. tv Note: Pn·ces are weighted average. • Excludes Basis Swaps ----------y---------� 1 Excludes deferredpremiums . $70.18 Weighted Average 2 Through March31, 2020 but averaged over 366 days. Note: In the second quarter 201 B we restructured our hedge position to reflect marl<et pricing at that time. . .- ►-- Befr,"y -.,;. .• Petroleu� �14 Co.rpqra.tiom January 2019 - -- J_w--= -

Our Financial Policy ■ Target Net Debt to EBITDA of 1.5 - 2.0x or lower through commodity price cycles Prudent Balance Sheet Management ■ Deleveraging will be achieved through organic growth and excess free cash flow Return Capital to Shareholders ■ Intend to return capital to shareholders quarterly in meaningful quantities via Meaningful QuarterlyDividend ■ Targeting an attractive dividend payout ratio ■ Strategy is to secure revenue stream to fund capital needs Long-Term Hedging ■ Hedge target is to cover operating expenses and fixed charges 2 years out ■ Fixing physical gas supply and pricing to correlate to the top line hedging program ■ Fund maintenance and organic growth opportunities while producing positive Levered Free Cash Flow Capital Spend ■ Use other sources of capital for acquisitions that support the long-term leverage profile ■ Maintain capital flexibility; we can and will cut capex in a downturn January 2(!19

Appendix Berry's Paso Creek field, California January 2019

Operational Areas - Focused in California Super Basin Corporate & Executive Office • Division Offices • Producing Assets D Basin Boundary Southern San Joaquin Basin Dallas !�=:..-==t:• .._.,.__c=- I �:,:...--:+, -- , . �20 JanuaryW19

California and U.S. Energy Industry are Intertwined Top Crude Oil Producing States in Lower 48 (2017)1 ■ California overview California is the third largest crude oil producer in the 1,300,000 ] 1 1111 U.S. Lower 48, after Texas and North Dakota 1,200,00� Kern County is the third largest oil producing 400,000 county in the U.S. Lower 482 0 al 300,000 Energy consumption ranks among the highest in the 6 nation creating an inherent incentive to maintain and 200,000 grow a diverse energy production base 100,000 Several major oil and gas companies maintain significant operations in the region including: Chevron, 0 ,, Exxon and Shell ... .,.,, l'<:!'-+-� Chevron is California's largest producer and keeps its �, Global Headquarters there3 Top Crude Oil Producing Counties in Lower 48 (Feb 2018)2 14,000 ■ Total annual economic contribution by oil and gas4 12,000 Oil and gas extraction represents sizeable portion of 10,000 contribution 0 B,000 368,100 direct, indirect and induced jobs al 6,000 $33 billion in total labor income 4,000 $148 billion in total output 2,000 ■ Over $26 billion in annual state and local tax revenue 0 contributed by oil and gas overall4 1 EIA 2017 Total Crude Oil Production. 2 DrillingEdge. 3 Chevron; 2017 Supplement to the Annual Report, p 13. 4 Los Angeles County Economic Development Corporation: YE2015. ', , Berrv· ....... -�, PetroJeum �22 January 2()19 CorpQt�,t;on . _ �·_.__l

Non-GAAP Reconciliation - Levered Free Cash Flow

Levered free cash flow reflects our financial flexibility; and we use it to plan our internal growth capital expenditures. We define levered free cash flow as Adjusted EBITDA less capital expenditures, interest expense, and dividends. Levered free cash flow is our primary metric used in planning capital allocation for maintenance and internal growth opportunities as well as hedging needs and serves as a measure for assessing our financial performance and measuring our ability to generate excess cash from our operations after servicing indebtedness.

(in thousands)	Nine Months Ended September 30, 2018
Adjusted EBITDA and Levered Free Cash Flow reconciliation to net cash provided (used) by operating activities:	
Adjusted EBITDA	$176,256
Subtract:	
Capital expenditures - accrual basis	(94,505)
Interest expense	(26,828)
Cash dividends declared	(18,732)
Levered Free Cash Flow	$36,191
Net cash received (paid) for scheduled derivative settlements	47,161
Levered Free Cash Flow unhedged	$83,352

Berry Petroleum Corporation

January 2019

24

Reconciliation for PV-10 PV-10 Reconciliation ($ in millions) At December 31, 2017 PV-10 $ 1,114 (-) Present value of future income taxes discounted at 1 O % Standardized measure of discounted future net cash flows 1 .�-1 · • PetroleumBerry , .. �26 January20'19 Cot(pof-ation